Supplement to the
Fidelity® Agricultural Productivity Fund
July 29, 2023
Summary Prospectus

David Wagner no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Colin Anderson (Co-Portfolio Manager) has managed the fund since 2023.
It is expected that, effective on or about August 25, 2023, Mr. Calhoun will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Anderson will assume sole portfolio manager responsibilities.
DAS-SUSTK-0823-100 1.9910496.100	August 2, 2023